UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K dated July 6, 2007

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2007

UNIVERSAL COMPRESSION PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4444 Brittmoore Road
Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

(713) 335-7000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 11, 2007, Universal Compression Partners, L.P. (the “Partnership”) filed a Current Report on Form 8-K, dated July 6, 2007 (the “Original Report”), reporting, among other things, the Partnership’s acquisition of specified compression equipment and related compression services customer contracts on July 9, 2007 (the “Acquired Assets”) pursuant to that certain Amended and Restated Contribution, Conveyance and Assumption Agreement, dated as of July 6, 2007, by and among the Partnership, Universal Compression, Inc. and certain of their respective subsidiaries, as further described in the Original Report. This Current Report on Form 8-K/A amends and supplements the Original Report to include the financial statements and pro forma financial information required by Item 9.01 in connection with that acquisition.

Item 9.01. Financial Statements and Exhibits.

            (a)       Financial Statements of Business Acquired.

The Report of Independent Registered Public Accounting Firm and the audited combined statements of assets acquired and liabilities assumed as of December 31, 2006 and 2005 and the related combined statements of revenues and direct operating expenses for the year ended December 31, 2006, the nine months ended December 31, 2005 and the year ended March 31, 2005, together with the unaudited interim financial information and the notes thereto, are set forth starting on page 3 of this Form 8-K/A.

            (b)       Pro Forma Financial Information.

The required unaudited pro forma consolidated financial statements of the Partnership as of March 31, 2007 and for the year ended December 31, 2006 and the three months ended March 31, 2007 are set forth starting on page 9 of this Form 8-K/A.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

Universal Compression Partners, L.P.:

Houston, Texas

We have audited the accompanying combined statements of assets acquired and liabilities assumed by Universal Compression Partners, L.P. (the “Partnership”) as of December 31, 2006 and 2005, pursuant to the Contribution, Conveyance and Assumption Agreement between Universal Compression Holdings, Inc. and the Partnership dated July 6, 2007, as described in Note 1, and the related combined statements of revenues and direct operating expenses for the twelve months ended December 31, 2006, the nine months ended December 31, 2005 and the twelve months ended March 31, 2005 (the “July 2007 Contract Compression Acquisition Financial Statements”).  These statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on the statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the  internal control over financial reporting related to the July 2007 Contract Compression Acquisition Financial Statements.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statements of assets acquired and liabilities assumed and related combined statements of revenues and direct operating expenses.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined statements were prepared to present the assets acquired and liabilities assumed by the Partnership pursuant to the Contribution, Conveyance and Assumption Agreement described in Note 1, and are not intended to be a complete presentation of the Partnership’s assets and liabilities or results of operations.

In our opinion, the accompanying combined statements present fairly, in all material respects, the assets acquired and liabilities assumed by the Partnership as of December 31, 2006 and 2005, pursuant to the Contribution, Conveyance and Assumption Agreement referred to in Note 1, and the related revenues and direct operating expenses for the year ended December 31, 2006, the nine months ended December 31, 2005 and the year ended March 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Houston, Texas

August 6, 2007

UNIVERSAL COMPRESSION PARTNERS, L.P.

JULY 2007 CONTRACT COMPRESSION ACQUISITION

COMBINED STATEMENTS OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

(In thousands)

	March 31, 2007	December 31, 2006	December 31, 2005
	(unaudited)
ASSETS
Contract compression equipment	$171,161	$161,356	$126,015
Accumulated depreciation	(39,026)	(37,102)	(25,802)
Net contract compression equipment	132,135	124,254	100,213
Goodwill	31,311	31,284	31,250
Total assets acquired	$163,446	$155,538	$131,463

LIABILITIES
Long-term debt	$159,600	$159,600	$159,600
Total liabilities assumed	$159,600	$159,600	$159,600

See accompanying notes to the combined financial statements.

UNIVERSAL COMPRESSION PARTNERS, L.P.

JULY 2007 CONTRACT COMPRESSION ACQUISITION

COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

(In thousands)

	Three Months Ended March 31,		Twelve Months Ended	Nine Months Ended	Twelve Months Ended
	2007	2006	December 31, 2006	December 31, 2005	March 31, 2005
	(unaudited)

Revenues	$14,110	$10,877	$48,923	$31,609	$40,357
Direct operating expenses:
Cost of sales (excluding depreciation)	5,938	3,624	17,772	9,578	13,030
Depreciation	2,318	1,789	7,920	5,105	6,441
Selling, general and administrative	517	462	2,374	985	1,400
Total direct operating expenses	8,773	5,875	28,066	15,668	20,871
Excess of revenues over direct operating expenses	$5,337	$5,002	$20,857	$15,941	$19,486

See accompanying notes to the combined financial statements.

UNIVERSAL COMPRESSION PARTNERS, L.P.

JULY 2007 CONTRACT COMPRESSION ACQUISITION

NOTES TO COMBINED STATEMENTS OF ASSETS ACQUIRED

AND LIABILITIES ASSUMED AND

COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

1. Overview and Basis of Presentation

Overview

On July 9, 2007, certain subsidiaries of Universal Compression Holdings, Inc., (along with its subsidiaries “Universal Compression Holdings”) completed the contribution of certain contract compression service contracts and the related natural gas compression equipment to Universal Compression Partners, L.P. (the “Partnership”) in accordance with the Amended and Restated Contribution, Conveyance and Assumption Agreement dated July 6, 2007 (the “Agreement”).  In exchange for the contract compression service contracts and the related natural gas compression equipment, the Partnership assumed $159.6 million of long-term debt from Universal Compression Holdings and issued approximately 2.0 million common units and 0.1 million general partner units to Universal Compression Holdings.

These financial statements represent the assets acquired and the liabilities assumed as well as the revenue and direct operating expenses related to the contract compression service contracts contributed to the Partnership in connection with the Agreement.  Such financial statements are referred to herein as the “Universal Compression Partners, L.P. July 2007 Contract Compression Acquisition” or the “July 2007 Contract Compression Acquisition.”

Basis of Presentation

The accompanying combined statements of assets acquired and liabilities assumed and statements of revenues and direct operating expenses of the July 2007 Contract Compression Acquisition have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.  The July 2007 Contract Compression Acquisition was not operated as a separate business unit or legal entity of Universal Compression Holdings, but was an integrated part of Universal Compression Holdings’ consolidated operations.

The accompanying combined statements have been derived from the historical records of Universal Compression Holdings in order to present combined statements of assets acquired and liabilities assumed and revenues and direct operating expenses related to the July 2007 Contract Compression Acquisition in accordance with accounting principles generally accepted in the United States.  In the opinion of management, the accompanying combined statements contain all adjustments considered necessary to fairly present the assets acquired, liabilities assumed, revenues and direct operating expenses related to the July 2007 Contract Compression Acquisition.  These combined statements are not intended to be a complete presentation of the July 2007 Contract Compression Acquisition’s financial position or results of operations.  The historical operating results of the July 2007 Contract Compression Acquisition may not be indicative of its results in the future.

All cash flow requirements of the July 2007 Contract Compression Acquisition were funded by Universal Compression Holdings and cash management functions were not performed at the July 2007 Contract Compression Acquisition level.  Therefore, a statement of cash flows, including cash flows from operating, investing and financing activities, is not presented as the July 2007 Contract Compression Acquisition did not maintain a separate cash balance.

 The combined statements of assets acquired and liabilities assumed include only the natural gas compression equipment and liabilities included in the transaction as defined in the Agreement.  The combined statements of revenues and direct operating expenses related to the July 2007 Contract Compression Acquisition include only the revenues and direct expenses attributable to the natural gas contract compression services provided by the July 2007 Contract Compression Acquisition.  These statements also include only the depreciation expense related to the natural gas compression equipment utilized in providing contract compression services under those contract compression service contracts acquired by the Partnership in the July 2007 Contract Compression Acquisition.  Certain expense items not directly associated with the natural gas contract compression services, such as interest, income taxes and corporate overhead (see Note 2) were excluded from the statements of revenues and direct operating expenses.  Any allocation of such costs would be made at the discretion of management and would not necessarily be indicative of what such costs actually would have been had the specific assets been operated as a stand-alone entity.

2.  Summary of Significant Accounting Policies

Use of Estimates

In preparing the July 2007 Contract Compression Acquisition’s financial statements, management made estimates and assumptions that affect the amounts reported in the financial statements and related disclosures. Actual results may differ from these estimates.

Compression Equipment

Compression equipment is carried at cost. Depreciation for financial reporting purposes is computed on the straight-line basis using an estimated useful life of 5-30 years. For compression equipment, depreciation begins with the first compression service.

Maintenance and repairs are charged to expense as incurred. Overhauls and major improvements that increase the value or extend the life of contract compressor units are capitalized and depreciated over the estimated useful life of up to 6.5 years.

Compression equipment is reviewed for impairment whenever events or circumstances indicate that the carrying amount of an asset may not be recoverable based upon undiscounted cash flows. Any impairment losses are measured based upon the excess of the carrying value over the fair value.

Goodwill

The amount of goodwill reflected in this statement represents an allocation of the historical cost goodwill of Universal Compression Holdings’ United States contract compression segment.  The amount allocated was based on the fair value of the net assets of Universal Compression Holdings’ United States contract compression segment transferred to the Partnership to the total fair value of the net assets of Universal Compression Holdings’ United States contract compression segment.

Universal Compression Holdings performs an impairment test for goodwill assets annually, or earlier if indicators of potential impairment exist. Universal Compression Holdings’ goodwill impairment test involves a comparison of the fair value of its reporting units with their carrying value. The fair values are determined using discounted cash flows and other market-related valuation models. Certain estimates and judgments are required in the application of the fair value models. In February 2007, Universal Compression Holdings performed an impairment analysis in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets,” and determined that no impairment had occurred.

 Revenue Recognition

Revenue is recognized by the July 2007 Contract Compression Acquisition using the following criteria: (a) persuasive evidence of an exchange arrangement exists; (b) delivery has occurred or services have been rendered; (c) the buyer’s price is fixed or determinable and (d) collectibility is reasonably assured.  Revenue from contract compression service is recorded when earned, which generally occurs monthly at the time the monthly compression service is provided to customers in accordance with the contracts.

Cost of Sales (Excluding Depreciation)

Cost of sales (excluding depreciation) includes all variable and fixed costs associated with providing contract compression services, including direct labor, benefits cost, parts cost, unit freight cost, lubricant cost and field supply cost.

Selling, General and Administrative

Selling, general and administrative (“SG&A”) expenses include only those costs directly associated with producing contract compression revenues, including fleet management, selling and marketing, bad debt expense as well as property and ad valorem taxes.   The amount of SG&A expenses included in the combined statements of revenues and direct operating expenses reflects an allocation of those costs incurred by Universal Compression Holdings based on a percentage of revenue.

Fiscal Year

In December 2005, Universal Compression Holdings’ board of directors approved a change to its fiscal year end from March 31 to December 31, effective in 2005.  As a result of this change, the July 2007 Contract Compression Acquisition is reporting a nine-month transition period ended December 31, 2005.  The fiscal year ended December 31, 2006 represents a twelve-month period.

New Accounting Pronouncements

In June 2006, the FASB’s Emerging Issues Task Force (“EITF”) reached a consensus on Issue 06-3, “How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation),” that concludes that the presentation of taxes within EITF 06-3’s scope is an accounting policy decision that should be disclosed. If the taxes are reported on a gross basis, companies are required to disclose the amounts of those taxes if such amounts are deemed significant. This pronouncement is effective for interim and annual reporting periods beginning after December 15, 2006.  The Predecessor presents the taxes within the scope of EITF 06-3 on a net basis.  The adoption of EITF 06-3 did not impact the July 2007 Contract Compression Acquisition’s combined statements of assets acquired and liabilities assumed and revenues and direct operating expenses.

3.  Long-Term Debt

As compensation for the certain contract compression service contracts and related natural gas compression equipment in the July 2007 Contract Compression Acquisition, the Partnership assumed $159.6 million of Universal Compression Holdings’ long-term debt that was outstanding under Universal Compression Holdings’ $500 million revolving credit facility.  This long-term debt bears interest at LIBOR plus 1.00% and matures in 2011.

UNIVERSAL COMPRESSION PARTNERS, L.P.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

INTRODUCTION

The following are the unaudited pro forma consolidated financial statements of Universal Compression Partners, L.P. (the “Partnership”) as of March 31, 2007, and for the year ended December 31, 2006 and the three months ended March 31, 2007.  The unaudited pro forma consolidated balance sheet assumes that the contribution of certain contract compression equipment and the related contract compression service agreements (the “assets”) of the natural gas contract compression business that is provided in the United States of America by Universal Compression Holdings, Inc. (along with its subsidiaries “Universal Compression Holdings”) and its subsidiaries (“Universal Compression Partners Predecessor”) and assumption of long-term debt from Universal Compression Holdings in the Partnership’s July 2007 contract compression acquisition (the “July 2007 Contract Compression Acquisition”) and the other related transactions, as described below, occurred as of March 31, 2007.  The unaudited pro forma consolidated statements of operations for the year ended December 31, 2006 and the three months ended March 31, 2007 assume that the contribution of the assets and the assumption of the long-term debt in the July 2007 Contract Compression Acquisition, the other related transactions, as described below, and the Partnership’s initial public offering occurred on January 1, 2006.  These transaction adjustments are presented in the notes to the unaudited pro forma financial statements.

The pro forma financial statements reflect the following transactions:

•                        the contribution of the assets in the July 2007 Contract Compression Acquisition from Universal Compression Holdings to the Partnership;

•                       the Partnership’s assumption of $159.6 million of Universal Compression Holdings’ revolving debt;

•                       the issuance by the Partnership of common and general partner units to Universal Compression Holdings;

•                        the issuance by the Partnership of common units in a private placement, payment of estimated private placement fees and use of those proceeds to repay a portion of the debt assumed from Universal Compression Holdings;

•                        additional borrowings of $90 million under the Partnership’s amended revolving credit facility and use of those proceeds to retire a portion of the debt assumed from Universal Compression Holdings and not repaid with the proceeds from the private placement; and

•                       the Partnership’s initial public offering and the formation transactions related to the Partnership.

The unaudited pro forma consolidated balance sheet and unaudited pro forma consolidated statements of operations were derived by adjusting the historical financial statements of the Partnership.  The adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual adjustments may differ from the pro forma adjustments.  However, management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transactions.  The unaudited pro forma consolidated financial statements do not purport to present the financial position or results of operations of the Partnership had the contribution of the assets of the Predecessor from Universal Compression Holdings, the assumption of certain liabilities by the Partnership and the Partnership’s initial public offering actually been completed as of the dates indicated.  Moreover, the statements do not project the financial position or results of operations of the Partnership for any future date or period.

UNIVERSAL COMPRESSION PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

March 31, 2007

(In thousands)

	Universal Compression Partners, L.P. Historical	Universal Compression Partners, L.P. July 2007 Contract Compression Acquisition	Adjustments		Universal Compression Partners, L.P. Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$1,470	$—	$69,120	(A)	$990
			90,000	(B)
			(159,600	)(C)
Accounts receivable, net of allowance for bad debts	3,100	—	—		3,100
Accounts receivable, affiliate	17,588	—	—		17,588
Total current assets	22,158		(480)		21,678
Contract compression equipment	200,709	171,161			371,870
Accumulated depreciation	(43,078)	(39,026)			(82,104)
Net property and equipment	157,631	132,135			289,766
Goodwill	36,549	31,311			67,860
Other assets	1,020	—	—		1,020
Total assets	$217,358	$163,446	$(480)		$380,324

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Accounts payable, trade	$446	$—	$—		$446
Accounts payable, affiliate	17,170	—	—		17,170
Accrued liabilities	937	—	—		937
Accrued interest	665	—	—		665
Total current liabilities	19,218	—	—		19,218
Long-term debt	125,000	159,600	90,000	(B)	215,000
			(159,600	)(C)
Derivative financial instrument	2,076	—	—		2,076
Total liabilities	146,294	159,600	(69,600)		236,294
Partners’ capital:
Common units	122,121	—	69,120	(A)	194,933
			3,692	(D)
Subordinated units	(55,330)	—	—		(55,330)
General partner units	5,535	—	154	(D)	5,689
Accumulated other comprehensive loss	(1,262)	—	—		(1,262)
Total partners’ capital	71,064	—	72,966		144,030
Total liabilities and partners’ capital	$217,358	$159,600	$3,366		$380,324

See accompanying notes to the unaudited pro forma consolidated financial statements.

UNIVERSAL COMPRESSION PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2006

(In thousands)

	Universal Compression Partners, L.P. Historical (1)	Universal Compression Partners Predecessor Historical (2)	Adjustments		Universal Compression Partners, L.P Pro Forma (3)	Universal Compression Partners, L.P. July 2007 Contract Compression Acquisition	Adjustments		Universal Compression Partners, L.P. Pro Forma (4)

Revenue	$13,465	$398,189	$(346,811	)(E)	$64,843	$48,923	$—		$113,766
Costs and expenses:
Cost of sales (excluding depreciation)	4,952	143,871	(127,414	)(E)	21,409	17,772	—		39,181
Depreciation	2,108	76,677	(68,559	)(F)	10,226	7,920	—		18,146
Selling, general and administrative	1,885	48,666	(42,388	)(G)	8,163	2,374	3,170	(H)	13,707
Interest expense, net	1,815	—	6,912	(I)	8,727	—	5,374	(J)	14,101
Other (income) expense, net	—	(371)	371	(K)	—	—	—		—
Total costs and expense	10,760	268,843	(231,078)		48,525	28,066	8,544		85,135

Net income	$2,705	$129,346	$(115,733)		$16,318	$20,857	$(8,544)		$28,631

General partner interest in net income	$54				$326				$573
Limited partner interest in net income	$2,651				$15,992				$28,058

Weighted average limited partners’ units outstanding:
Basic	4,810		7,840	(M)	12,650		4,029	(N)	16,679
Diluted	4,811		7,840	(M)	12,651		4,029	(N)	16,680

Earnings per limited partner unit – Basic	$0.55				$1.26				$1.68
Earnings per limited partner unit – Diluted	$0.55				$1.26				$1.68

See accompanying notes to the unaudited pro forma consolidated financial statements.

(1)	Universal Compression Partners, L.P. (the “Partnership”) was formed on June 22, 2006 but did not begin operations until October 20, 2006.
(2)	Reflects the results of Universal Compression Holdings, Inc.’s domestic contract compression segment, which included the results of the Partnership from October 20, 2006 through December 31, 2006.
(3)	Represents the Partnership pro forma results of operations as though its initial public offering occurred on January 1, 2006.
(4)	Represents the Partnership pro forma for its initial public offering and the July 2007 Contract Compression Acquisition as though they occurred on January 1, 2006.

UNIVERSAL COMPRESSION PARTNERS, L.P.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the three months ended March 31, 2007

(In thousands)

	Universal Compression Partners, L.P. Historical	Universal Compression Partners, L.P. July 2007 Contract Compression Acquisition	Adjustments		Universal Compression Partners, L.P. Pro Forma

Revenue	$17,585	$14,110	$—		$31,695
Costs and expenses:
Cost of sales (excluding depreciation)	7,018	5,938	—		12,956
Depreciation	2,782	2,318	—		5,100
Selling, general and administrative	3,259	517	981	(H)	4,757
Interest expense, net	2,133	—	1,422	(J)	3,555
Other (income) expense, net	(6)	—	—		(6)
Total costs and expense	15,186	8,773	2,403		26,362
Income before income taxes	2,399	5,337	(2,403)		5,333
Income tax expense	56	—	45	(L)	101
Net income	$2,343	$5,337	$(2,448)		$5,232

General partner interest in net income	$47				$105
Limited partner interest in net income	$2,296				$5,127

Weighted average limited partner units outstanding:
Basic	12,650		4,029	(N)	16,679
Diluted	12,671		4,029	(N)	16,700

Earnings per limited partner unit – Basic	$0.18				$0.31
Earnings per limited partner unit – Diluted	$0.18				$0.31

See accompanying notes to the unaudited pro forma consolidated financial statements.

UNIVERSAL COMPRESSION PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.                                      Basis of Presentation, the Contribution and Related Transactions

The historical financial information is derived from the consolidated financial statements of Universal Compression Partners, L.P. (the “Partnership”) and the combined financial statements of the natural gas contract compression business that is provided in the United States of America by Universal Compression Holdings, Inc. (along with its subsidiaries “Universal Compression Holdings”) and its subsidiaries (“Universal Compression Partners Predecessor”).  The pro forma adjustments have been prepared as if the transactions, as described below, had taken place on March 31, 2007, in the case of the pro forma consolidated balance sheet, or as of January 1, 2006, in the case of the pro forma consolidated statements of operations for the twelve months ended December 31, 2006 and three months ended March 31, 2007.  In addition, the pro forma consolidated statements of operations were prepared assuming that the Partnership’s initial public offering occurred on January 1, 2006.

The pro forma financial statements reflect the following transactions (the “transactions”):

•       the contribution of the assets in the July 2007 Contract Compression Acquisition from Universal Compression Holdings to the Partnership;

•       the Partnership’s assumption of $159.6 million of Universal Compression Holdings revolving debt;

•       the issuance by the Partnership of common and general partner units to Universal Compression Holdings;

•       the issuance by the Partnership of common units in a private placement, payment of estimated private placement fees and use of those proceeds to repay a portion of the debt assumed from Universal Compression Holdings;

•       additional borrowings of $90 million under the Partnership’s amended revolving credit facility and use of those proceeds to retire a portion of the debt assumed from Universal Compression Holdings and not repaid with the proceeds from the private placement; and

•       the Partnership’s initial public offering and the formation transactions related to the Partnership.

2.                                      Pro Forma Adjustments and Assumptions

(A)  Reflects the proceeds to the Partnership of $69.1 million (net of private placement fees of approximately $0.9 million) from the issuance and sale of approximately 2.0 million common units at an offering price of $34.75 per unit in a private placement.

(B)  Reflects $90.0 million of additional borrowings under the Partnership’s $315 million revolving credit facility.

(C)  Reflects the repayment of debt assumed from Universal Compression Holdings using the net proceeds from the offering of common units in a private placement, additional borrowings under the Partnership’s revolving credit facility and cash on hand.

(D)  Reflects the issuance of approximately 2.0 million common units and 0.1 million general partner units to Universal Compression Holdings.

(E)  Reflects revenue and cost of sales (excluding depreciation) of the Universal Compression Partners Predecessor that relate to contract compression service agreements that were not contributed to the Partnership by Universal Compression Holdings on the date of the Partnership’s initial public offering and the Partnership’s historical amounts since such amounts are included in the Universal Compression Partners Predecessor historical amounts (see footnote 2 to the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006).

(F)  Reflects depreciation expense related to assets of Universal Compression Partners Predecessor that were not contributed to the Partnership by Universal Compression Holdings on the date of Partnership’s initial public offering and the Partnership’s historical amounts since such amounts are included in the Universal Compression Partners Predecessor historical amounts (see footnote 2 to the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006).

(G)  Reflects selling, general and administrative (“SG&A”) expenses of Universal Compression Partners Predecessor that relate to assets and contract compression service agreements that were not contributed to the Partnership by Universal Compression Holdings on the Partnership’s initial public offering and the Partnership’s historical amounts since such amounts are included in the Universal Compression Partners Predecessor historical amounts (see footnote 2 to the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006).  SG&A expenses have been allocated to the Partnership based on the percentage of total horsepower of compressor units contributed to the Partnership on the date of the Partnership’s initial public offering to total horsepower of compressor units of Universal Compression Partners Predecessor in accordance with the omnibus agreement between the Partnership and Universal Compression Holdings (“Omnibus Agreement”).

(H)  Reflects SG&A expenses of Universal Compression Partners Predecessor that relate to assets and contract compression service agreements that are being contributed to the Partnership by Universal Compression Holdings in the July 2007 Contract Compression Acquisition.  SG&A expenses in this adjustment include only the allocation of indirect expenses and have been allocated to the Partnership based on the percentage of total horsepower of compressor units contributed to the Partnership to total horsepower of Universal Compression Partner Predecessor’s compressor units in accordance with the Omnibus Agreement.

(I)  Reflects interest expense on $125.0 million borrowed under the Partnership’s revolving credit facility on the date of the Partnership’s initial public offering, related amortization of deferred issuance costs and the impact of an interest rate swap that is designated as a cash flow hedge for the period from January 1, 2006 to the date of the Partnership’s initial public offering.  The interest expense is based on an average rate of LIBOR plus 1.25% for the borrowings under the revolving credit facility and a 5-year amortization period for the deferred issuance costs.  The Partnership’s floating-to-fixed swap covers a notional amount of $125.0 million of borrowings under the Partnership’s revolving credit facility and fixes the LIBOR rate at 5.275%, resulting in an interest rate of 6.525%.

(J)  Reflects interest expense incurred on $90.0 million of additional borrowings under the Partnership’s amended revolving credit facility.  The interest expense is based on an average rate of LIBOR plus 1.25% during the twelve months ended December 31, 2006 and the three months ended March 31, 2007.

(K)  Reflects other (income) expense, net of Universal Compression Partners Predecessor that was not contributed to the Partnership by Universal Compression Holdings on the date of the Partnership’s initial public offering.

(L)  Reflects taxes incurred under the Texas margins tax of Universal Compression Partners Predecessor that relate to the contract compression service agreements that are being contributed to the Partnership from Universal Compression Holdings in the July 2007 Contract Compression Acquisition.  The apportionment factor assumption used for sales in the State of Texas is consistent with the apportionment factor utilized by the Partnership for their quarter ended March 31, 2007.  A 10% increase or decrease in the apportionment factor would not have a material impact on the amount of margin tax expense for the unaudited pro forma consolidated statement of operations presented herein.

(M)  The weighted average limited partner units outstanding used in the income per unit calculation includes the limited partners’ common and subordinated units but excludes the general partner units.  The weighted average limited partner units outstanding have been adjusted to reflect the common and subordinated units issued in connection with the Partnership’s initial public offering.

(N)   Reflects the issuance of approximately 2.0 million common units to Universal Compression Holdings for the contribution of the assets and the issuance of approximately 2.0 million common units in the private placement.

3.                                      Pro Forma Net Income Per Limited Partner Unit

Pro forma net income per limited partner unit is determined by dividing the pro forma net income that would have been allocated to the common and subordinated unitholders, which is 98% of the pro forma net income, by the number of common and subordinated units expected to be outstanding after the completion of the transactions included in the pro forma consolidated financial statements. All units were assumed to have been outstanding since January 1, 2006.  Pursuant to the partnership agreement, to the extent that the quarterly distributions exceed certain targets, the general partner is entitled to receive certain incentive distributions that will result in more net income proportionately being allocated to the general partner than to the holders of common and subordinated units. The pro forma net income per unit calculations assume that no incentive distributions were made to the general partner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION PARTNERS, L.P.
(Registrant)

Date: August 6, 2007		/s/ DANIEL K. SCHLANGER
	Name:	Daniel K. Schlanger
	Title:	Chief Financial Officer, UCO GP, LLC
As General Partner of UCO General
Partner, LP
As General Partner of Universal
Compression Partners, L.P.